UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 20, 2020

NOCERA, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55993	16-1626611
(Commission File Number)	(IRS Employer Identification No.)

2030 POWERS FERRY ROAD SE, SUITE #212

ATLANTA, GA 30339

(Address of principal executive offices and zip code)

404-816-8240

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Application for a 45-days extension of the filing deadline of the 10-K.

Nocera, Inc. (“Nocera” or “the Company”) seeks an extension of 45 days to file its annual report on Form 10-K, for the fiscal year ended December 31, 2019, based on the SEC Order under Section 36 of the Exchange Act, set forth in Release No. 34-88318, issued March 4, 2020, which authorizes the Commission to exempt, either conditionally or unconditionally, any person, security or transaction, or any class or classes of persons, securities, or transactions, from any provision or provisions of the Exchange Act or any rule or regulation thereunder, to the extent that such exemption is necessary or appropriate in the public interest, and is consistent with the protection of investors.

Numbers of cities in China have been quarantined, and many of our supplier and customer operations have been suspended due to the ongoing virus situation. Accounting confirmations from our customers, suppliers, and banks for audit purposes have been delayed.    Furthermore, our staff has been substantially impeded in preparing the final financial statements due to quarantines and travel restrictions imposed on our staff. Therefore, we need to extend our filing date of our annual report within the time frame of the extension, on or before May 14, 2020.

Risk Factors

Since our main PE sheet supplier, SIMONA, has still been under suspension due to the ongoing virus situation, the estimated completed dates of several RAS projects in China have been postponed, which will also postpone the revenue recognition of the Company from these projects.

We expect that as the Covid-19 Virus expands as a pandemic and state actions are taken that are disrupting commerce at all levels of industry, there will be various adverse effects experienced by companies such as ours. Although the Company is taking measures to mitigate the effect as much as possible there is no assurance that the steps will be sufficient. In most respects it is too early in the pandemic to be able to quantify all the ramifications.

Although the Company is confident that filing will take place within the timeline of the extension, this is not a certainty as locations from where the Company requires information for our reporting circumstances may change for the worse.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nocera, Inc.

By:

/s/ Erik S. Nelson

____________________

Erik S. Nelson

Title: Corporate Secretary

Date: March 20, 2020